Putnam
Capital
Opportunities
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

In this period of economic and market adversity, it is important for investors to maintain a long-term focus. As Putnam Capital
Opportunities Fund's managers observe in their report for the semiannual period ended October 31, 2001, reasons for optimism lie beyond today's troubled environment.

We share that view because we have learned from experience that the effects of near-term events such as today's worldwide economic slowdown and related market disruptions have almost always diminished as time casts them in a broader perspective.

On the following pages, your fund's managers discuss performance during the first half of fiscal 2002 and lay out the reasons for their optimism in the coming months. We believe you will find the report to be compelling reading.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Joseph P. Joseph
Sandeep Mehta
Gerald I. Moore

The six months ended October 31, 2001, represented a difficult time for U.S. financial markets and Putnam Capital Opportunities Fund. The final two months of the period were particularly challenging, as a number of your fund's holdings were negatively affected by the September 11 terrorist attacks on New York and Washington. Despite the volatile conditions, we remained focused on the fund's long-term objectives and continued to target stocks of small and midsize companies that we believe will reward investors over time.

Total return for 6 months ended 10/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -14.64% -19.54%  -14.96% -19.21%  -14.94% -15.79%  -14.77% -17.73%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* SEPTEMBER TRAGEDY HURT FINANCIAL MARKETS WORLDWIDE

The tragic events of September 11 were unprecedented in U.S. history and the extent of their impact on financial markets around the world was, in some sense, uncharted territory. The attacks forced the U.S. equity markets to close for four consecutive days -- the longest hiatus since the Great Depression -- and in their wake the Dow Jones Industrial Average posted its worst quarterly loss in 14 years. In the months leading up to September 11, the economic slowdown in the United States had resulted in market volatility, reduced spending by businesses, and negative earnings forecasts from companies in many industries. This took its toll on stocks across all sectors of the market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Commercial and
consumer services           8.5%

Retail                      7.7%

Electronics                 7.3%

Banking                     6.6%

Insurance                   6.1%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.


In the immediate aftermath of the terrorist attacks, consumer confidence, spending, and business investment declined as the nation dealt with its shock and the U.S. military prepared to respond against terrorists abroad. The airline and tourism industries cut many jobs, and stocks in these sectors declined substantially. Within your fund's portfolio, stocks such as Royal Caribbean Cruises, Ltd. and Orient-Express Hotels, Ltd., a luxury hotel and leisure company, declined substantially in September. On the other hand, the stock of L-3 Communications Holdings, Inc., provided a boost to fund performance in the final months of the period. The company provides sophisticated communication systems to the Department of Defense, U. S. government intelligence agencies, and major aerospace and defense contractors.

* SELECTED STOCKS BENEFIT FROM RECENT CONDITIONS

The fund's insurance holdings did well during the period, and we took advantage of their price declines to increase the fund's position in this sector. In the weeks following September 11, insurance company stock prices declined dramatically as investors anticipated a significant increase in claims due to the damage inflicted by the terrorist attacks. However, demand for insurance has escalated dramatically as families re-evaluate their policies and businesses consider additional coverage for property insurance and business interruptions.

The fund also benefited from its positions in contract manufacturing companies such as Plexus Corp. Contract manufacturers are hired by other companies to handle specific business-support functions. For example, large computer and wireless equipment makers may hire a contract manufacturer to produce a specific type of electronic component needed for their equipment. Known as outsourcing, this practice has been recognized as an effective method for large companies to cut costs and streamline operations.

* FUND'S LONG-TERM FOCUS HASN'T CHANGED

While September delivered its share of challenges for many fund holdings, it is important to note that we did not make any significant shifts in the portfolio during the semiannual period. Our disciplined investment process, with its focus on individual stocks rather than overall economic trends, continued to be a tremendous advantage in the turbulent environment. All companies, regardless of their size, products, services, or industry, have an underlying long-term business worth. While a company's stock price may fluctuate, this underlying worth is crucial in evaluating long-term growth potential. Once we have determined a company's intrinsic worth, we establish price targets for buying and selling the stock; these valuations are constantly monitored and adjusted by our investment team. We stay focused on individual stocks and stick with our decisions to buy, sell, or hold them, even if there is strong market sentiment to the contrary. We have found that our company-by-company approach keeps us from getting distracted by short-term fluctuations.

"We believe that the U.S. economy and financial markets will recover, as they have in the aftermath of other momentous events throughout history."

-- Joe Joseph, portfolio manager, Putnam Capital Opportunities Fund


* MARKET DECLINES CAN BRING ATTRACTIVE OPPORTUNITIES

As we look ahead to the second half of the fund's fiscal year, it is important to remember that market declines can bring attractive investment opportunities. In many cases, the recent market weakness has enabled us to find companies whose low stock prices are especially attractive in relation to their long-term worth. Throughout the period, we sought to capitalize on stocks of strong companies in sectors of the market that had been hurt most by the economic slowdown.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

ServiceMaster Co. (The)
Commercial and consumer services

Hasbro, Inc.
Toys

Pentair, Inc.
Manufacturing

Rite Aid Corp.
Retail

Sovereign Bancorp, Inc.
Banking

Valassis Communications, Inc.
Advertising and marketing services

Suiza Foods Corp.
Food

Waddell & Reed Financial, Inc.
Investment banking/brokerage

M & T Bank Corp.
Banking

L-3 Communications Holdings, Inc.
Aerospace and defense

Footnote reads:
These holdings represent 24.6% of the fund's net assets as of 10/31/01. Portfolio holdings will vary over time.


Perhaps more than ever before, investors must continue to maintain a long-term perspective. While the events of September 11 are a national tragedy, we believe that the U.S. economy and financial markets will recover, as they have in the aftermath of other momentous events throughout history. Evidence of the market's resilience was already apparent in October, when it rebounded from its September lows. We believe that there are a number of positive signs on the horizon.

The federal government has begun adding new stimulus to the economy. Congress has appropriated billions of dollars to help re-build lower Manhattan and to support the airline industry. New spending on security efforts in coming months and years is expected to create many new jobs across the country. Finally, the Federal Reserve has continued to cut interest rates. Shortly after the close of the period, the Fed made its 10th cut of 2001, bringing short-term rates to a 40-year low of 2.0%.

The Fed's aggressive action should encourage businesses and consumers to spend money rather than save it. While the economy might contract in the short term, the stimulus from lower interest rates, lower tax rates, and greater government spending is likely to encourage a recovery during 2002. While no one can predict the market's behavior for the next six months, we enter the second half of fiscal 2002 committed to our disciplined approach and our focus on individual stocks of small and midsize companies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Capital Opportunities Fund is designed for investors seeking long-term growth of capital by investing primarily in stocks of U.S. companies that Putnam believes offer above-average growth potential.



TOTAL RETURN FOR PERIODS ENDED 10/31/01

                            Class A             Class B              Class C             Class M
(inception dates)          (6/1/98)            (6/29/98)            (7/26/99)           (6/29/98)
                         NAV      POP        NAV      CDSC        NAV      CDSC       NAV       POP
-----------------------------------------------------------------------------------------------------------
6 months                -14.64%  -19.54%    -14.96%  -19.21%    -14.94%   -15.79%    -14.77%   -17.73%
-----------------------------------------------------------------------------------------------------------
1 year                  -16.84   -21.61     -17.50   -20.99     -17.47    -18.17     -17.31    -20.19
-----------------------------------------------------------------------------------------------------------
Life of fund             20.85    13.89      17.90    14.91      17.99     17.99      18.83     14.65
Annual average            5.68     3.86       4.92     4.14       4.94      4.94       5.16      4.07
-----------------------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/01

                         Russell 2000               Consumer
                            Index                  price index
-------------------------------------------------------------------
6 months                   -11.13%                    0.45%
-------------------------------------------------------------------
1 year                     -12.70                     2.13
-------------------------------------------------------------------
Life of fund                -1.94                     9.09
Annual average              -0.57                     2.58
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the period this fund had limited expenses, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/01

                   Class A         Class B       Class C        Class M
------------------------------------------------------------------------------
Distributions*       --              --            --             --
------------------------------------------------------------------------------
Share value:    NAV       POP        NAV           NAV       NAV       POP
------------------------------------------------------------------------------
4/30/01        $10.18    $10.80     $9.96        $10.04     $10.02    $10.38
------------------------------------------------------------------------------
10/31/01         8.69      9.22      8.47          8.54       8.54      8.85
------------------------------------------------------------------------------

*The fund did not make any distributions during the period.



TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                      Class A              Class B             Class C            Class M
(inception dates)     (6/1/98)            (6/29/98)           (7/26/99)          (6/29/98)
                    NAV      POP        NAV      CDSC       NAV      CDSC      NAV       POP
----------------------------------------------------------------------------------------------
6 months          -10.26%  -15.38%    -10.58%  -15.05%    -10.61%  -11.51%    -10.52%  -13.64%
----------------------------------------------------------------------------------------------
1 year            -21.18   -25.72     -21.72   -25.03     -21.75   -22.41     -21.53   -24.31
----------------------------------------------------------------------------------------------
Life of fund       15.57     8.91      12.89    10.03      12.88    12.88      13.68     9.68
Annual average      4.43     2.59       3.70     2.90       3.69     3.69       3.91     2.80
----------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell 2000 Index is an unmanaged list of common stocks that is frequently used as a performance measure for small and midsize company stocks. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
October 31, 2001 (Unaudited)

COMMON STOCKS (94.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (2.1%)
-------------------------------------------------------------------------------------------------------------------
            344,100 Valassis Communications, Inc. (NON)                                              $   10,735,920

Aerospace and Defense (1.9%)
-------------------------------------------------------------------------------------------------------------------
            111,500 L-3 Communications Holdings, Inc. (NON)                                               9,686,005

Automotive (1.0%)
-------------------------------------------------------------------------------------------------------------------
            159,600 Lear Corp. (NON)                                                                      4,899,720

Banking (6.6%)
-------------------------------------------------------------------------------------------------------------------
            139,300 Greater Bay Bancorp                                                                   3,174,647
            150,000 M & T Bank Corp.                                                                      9,825,000
          1,155,000 Sovereign Bancorp, Inc.                                                              11,434,500
            101,400 TCF Financial Corp.                                                                   4,258,800
            153,500 UnionBanCal Corp.                                                                     5,125,365
                                                                                                      -------------
                                                                                                         33,818,312

Biotechnology (1.1%)
-------------------------------------------------------------------------------------------------------------------
            130,900 Cell Therapeutics, Inc. (NON)                                                         3,930,927
            224,300 Sangamo BioSciences, Inc. (NON)                                                       1,798,886
                                                                                                      -------------
                                                                                                          5,729,813

Broadcasting (2.8%)
-------------------------------------------------------------------------------------------------------------------
            198,400 Cox Radio, Inc. Class A (NON)                                                         4,305,280
             24,800 Cumulus Media, Inc. Class A (NON)                                                       165,168
            425,800 Emmis Communications Corp. Class A (NON)                                              5,769,590
            581,800 Sinclair Broadcast Group, Inc. (NON)                                                  4,293,684
                                                                                                      -------------
                                                                                                         14,533,722

Cable Television (0.8%)
-------------------------------------------------------------------------------------------------------------------
            317,000 Mediacom Communications Corp. (NON)                                                   4,254,140

Commercial and Consumer Services (8.5%)
-------------------------------------------------------------------------------------------------------------------
            264,000 Arbitron, Inc. (NON)                                                                  7,128,000
            142,300 DeVry, Inc. (NON)                                                                     3,834,985
            523,300 Heidrick & Struggles International, Inc. (NON)                                        7,933,228
            158,400 Korn/Ferry International (NON)                                                        1,140,480
            140,700 Sabre Holdings Corp. (NON)                                                            3,700,410
          1,701,700 ServiceMaster Co. (The)                                                              18,463,445
             46,600 West Corp. (NON)                                                                      1,083,450
                                                                                                      -------------
                                                                                                         43,283,998

Computers (3.1%)
-------------------------------------------------------------------------------------------------------------------
            282,700 Avocent Corp. (NON)                                                                   5,275,182
            283,900 RadiSys Corp. (NON)                                                                   3,909,303
            442,200 SBS Technologies, Inc. (NON)                                                          6,787,770
                                                                                                      -------------
                                                                                                         15,972,255

Conglomerates (0.9%)
-------------------------------------------------------------------------------------------------------------------
             96,878 Tyco International, Ltd. (Bermuda)                                                    4,760,585

Electric Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Sierra Pacific Resources                                                              5,658,900

Electronics (7.3%)
-------------------------------------------------------------------------------------------------------------------
            936,000 APW Ltd. (NON)                                                                        2,517,840
            280,400 Merix Corp. (NON)                                                                     4,733,152
            219,800 PerkinElmer, Inc.                                                                     5,914,818
            242,700 Plexus Corp. (NON)                                                                    6,067,500
            231,727 Sipex Corp. (NON)                                                                     1,992,852
            292,300 Sipex Corp. (private) (NON)                                                           2,513,780
            185,400 Thermo Electron Corp. (NON)                                                           3,919,356
          1,243,300 Zarlink Semiconductor, Inc. (Canada) (NON)                                            9,436,647
                                                                                                      -------------
                                                                                                         37,095,945

Energy (2.8%)
-------------------------------------------------------------------------------------------------------------------
            118,500 Nabors Industries, Inc. (NON)                                                         3,642,690
            271,400 National-Oilwell, Inc. (NON)                                                          5,026,328
            298,200 Patterson-UTI Energy, Inc. (NON)                                                      5,373,564
                                                                                                      -------------
                                                                                                         14,042,582

Engineering & Construction (1.3%)
-------------------------------------------------------------------------------------------------------------------
            341,400 Insituform Technologies, Inc. Class A (NON)                                           6,541,224

Entertainment (0.8%)
-------------------------------------------------------------------------------------------------------------------
            349,900 Six Flags, Inc. (NON)                                                                 4,128,820

Food (2.0%)
-------------------------------------------------------------------------------------------------------------------
            170,300 Suiza Foods Corp. (NON)                                                              10,042,591

Health Care Services (3.0%)
-------------------------------------------------------------------------------------------------------------------
             82,010 Odyssey Healthcare, Inc. (NON)                                                        1,414,673
            152,100 Trigon Healthcare, Inc. (NON)                                                         9,337,419
            187,100 Unilab Corp. (NON)                                                                    4,430,528
                                                                                                      -------------
                                                                                                         15,182,620

Insurance (6.1%)
-------------------------------------------------------------------------------------------------------------------
            135,200 Everest Re Group, Ltd. (Bermuda)                                                      9,038,120
            304,130 Fidelity National Financial, Inc.                                                     6,998,031
            230,400 IPC Holdings, Ltd. (Bermuda)                                                          6,474,240
             28,050 Market Corp. (NON)                                                                    5,496,398
            195,200 Odyssey Re Holdings Corp.                                                             2,949,472
                                                                                                      -------------
                                                                                                         30,956,261

Investment Banking/Brokerage (3.4%)
-------------------------------------------------------------------------------------------------------------------
            191,100 AG Edwards, Inc.                                                                      7,556,094
            387,700 Waddell & Reed Financial, Inc.                                                        9,882,473
                                                                                                      -------------
                                                                                                         17,438,567

Leisure (2.9%)
-------------------------------------------------------------------------------------------------------------------
            294,600 Brunswick Corp.                                                                       5,270,394
            140,800 Gtech Holdings Corp. (NON)                                                            5,617,920
            173,685 SCP Pool Corp. (NON)                                                                  4,036,439
                                                                                                      -------------
                                                                                                         14,924,753

Lodging/Tourism (2.2%)
-------------------------------------------------------------------------------------------------------------------
            250,487 Orient-Express Hotels, Ltd. Class A (Bermuda) (NON)                                   3,151,126
            716,300 Royal Caribbean Cruises, Ltd.                                                         7,879,300
                                                                                                      -------------
                                                                                                         11,030,426

Machinery (0.7%)
-------------------------------------------------------------------------------------------------------------------
            101,100 Kennametal, Inc.                                                                      3,556,698

Manufacturing (3.2%)
-------------------------------------------------------------------------------------------------------------------
            521,800 Pentair, Inc.                                                                        16,567,150

Medical Technology (1.4%)
-------------------------------------------------------------------------------------------------------------------
            184,600 Charles River Laboratories International, Inc. (NON)                                  6,202,560
            206,700 Natus Medical, Inc. (NON)                                                             1,029,366
                                                                                                      -------------
                                                                                                          7,231,926

Metals (0.7%)
-------------------------------------------------------------------------------------------------------------------
            421,700 AK Steel Holding Corp.                                                                3,837,470

Paper & Forest Products (0.2%)
-------------------------------------------------------------------------------------------------------------------
             67,700 Smurfit-Stone Container Corp. (NON)                                                   1,002,637

Pharmaceuticals (2.6%)
-------------------------------------------------------------------------------------------------------------------
            139,600 Cambrex Corp.                                                                         5,165,200
            206,100 ICN Pharmaceuticals, Inc.                                                             4,989,681
            144,300 Noven Pharmaceuticals, Inc. (NON)                                                     3,093,792
                                                                                                      -------------
                                                                                                         13,248,673

Publishing (0.4%)
-------------------------------------------------------------------------------------------------------------------
            105,700 Belo Corp. Class A                                                                    1,807,470

Real Estate (1.0%)
-------------------------------------------------------------------------------------------------------------------
            102,200 Arden Realty, Inc. (R)                                                                2,517,186
             94,100 Pan Pacific Retail Properties, Inc.                                                   2,611,275
                                                                                                      -------------
                                                                                                          5,128,461

Restaurants (0.9%)
-------------------------------------------------------------------------------------------------------------------
            241,100 RARE Hospitality International, Inc. (NON)                                            4,395,253

Retail (7.7%)
-------------------------------------------------------------------------------------------------------------------
            150,300 AnnTaylor Stores Corp. (NON)                                                          3,306,600
            292,000 Dollar Tree Stores, Inc. (NON)                                                        6,561,240
            128,800 Duane Reade, Inc. (NON)                                                               3,853,696
            165,200 J. Jill Group, Inc. (NON)                                                             2,524,256
             55,800 J. Jill Group, Inc. (private) (NON)                                                     852,624
            504,800 Pier 1 Imports, Inc.                                                                  5,557,848
            211,900 Regis Corp.                                                                           4,504,994
          2,199,600 Rite Aid Corp. (NON)                                                                 12,141,792
                                                                                                      -------------
                                                                                                         39,303,050

Schools (0.8%)
-------------------------------------------------------------------------------------------------------------------
            205,400 Learning Tree International, Inc. (NON)                                               4,321,616

Semiconductor (4.3%)
-------------------------------------------------------------------------------------------------------------------
            198,200 Cognex Corp. (NON)                                                                    3,761,836
            339,400 Credence Systems Corp. (NON)                                                          4,615,840
            534,500 Mykolis Corp. (NON)                                                                   5,665,700
            230,700 Nanometrics, Inc. (NON)                                                               4,579,395
            117,100 Photon Dynamics, Inc. (NON)                                                           3,103,150
                                                                                                      -------------
                                                                                                         21,725,921

Software (2.2%)
-------------------------------------------------------------------------------------------------------------------
            166,600 Borland Software Corp. (NON)                                                          1,864,254
            353,400 Rational Software Corp. (NON)                                                         4,636,608
             81,700 Symantec Corp. (NON)                                                                  4,492,683
                                                                                                      -------------
                                                                                                         10,993,545

Technology Services (2.9%)
-------------------------------------------------------------------------------------------------------------------
            144,100 F.Y.I., Inc. (NON)                                                                    5,180,395
            317,000 Interactive Data Corp. (NON)                                                          4,254,140
            450,100 KPMG Consulting, Inc. (NON)                                                           5,545,232
                                                                                                      -------------
                                                                                                         14,979,767

Toys (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,003,400 Hasbro, Inc. (SEG)                                                                   16,626,338

Waste Management (0.9%)
-------------------------------------------------------------------------------------------------------------------
            440,400 Allied Waste Industries, Inc. (NON)                                                   4,368,768
                                                                                                      -------------
                    Total Common Stocks (cost $532,418,818)                                           $ 483,811,902

SHORT-TERM INVESTMENTS (18.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        64,223,392 Short-term investments held as collateral for loaned securities with yields ranging from 2.19% to 3.93%
                    and due dates ranging from November 2, 2001 to
                    December 26, 2001. (d)                                                            $  64,094,971
         14,363,000 Interest in $500,000,000 joint tri-party repurchase agreement dated October 31, 2001 with
                    Credit Suisse First Boston due November 1, 2001
                    with respect to various U.S. Government
                    obligations -- maturity value of $14,364,045
                    for an effective yield of 2.62%.                                                     14,363,000
         14,363,000 Interest in $375,631,000 joint repurchase agreement dated October 31, 2001 with Chase Manhattan
                    due November 1, 2001 with respect to various
                    U.S. Government obligations -- maturity value
                    of $14,364,045 for an effective yield of 2.62%.                                      14,363,000
                                                                                                     --------------
                    Total Short-Term Investments  (cost $92,820,971)                                 $   92,820,971
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $625,239,789) (b)                                        $  576,632,873
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $509,672,534.

  (b) The aggregate identified cost on a tax basis is $628,491,324, resulting in gross unrealized appreciation and depreciation of $31,559,497 and $83,417,948, respectively, or net unrealized depreciation of $51,858,451.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2001.

  (R) Real Estate Investment Trust.

  (d) See footnote F to the financial statements.

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2001 (Unaudited)
                                  Aggregate Face   Expiration     Unrealized
                    Total Value        Value         Date        Depreciation
------------------------------------------------------------------------------
S & P 500 Index
(Long)              $12,993,575     $13,359,639      Dec-01       $(366,064)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value including $61,173,155 of securities on loan
(identified cost $625,239,789) (Note 1)                                        $576,632,873
-------------------------------------------------------------------------------------------
Cash                                                                                    462
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                   277,694
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,635,288
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,610,602
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             18,375
-------------------------------------------------------------------------------------------
Total assets                                                                    580,175,294

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  4,725,250
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          304,844
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        829,635
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          205,995
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        21,615
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            867
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              220,465
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               64,094,971
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               99,118
-------------------------------------------------------------------------------------------
Total liabilities                                                                70,502,760
-------------------------------------------------------------------------------------------
Net assets                                                                     $509,672,534

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $572,118,033
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (1,415,763)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (12,056,756)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (48,972,980)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $509,672,534

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($190,054,558 divided by 21,873,027 shares)                                           $8.69
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.69)*                                $9.22
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($193,523,165 divided by 22,841,514 shares)**                                         $8.47
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($17,636,755 divided by 2,065,817 shares)**                                           $8.54
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,333,495 divided by 1,327,758 shares)                                             $8.54
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.54)*                                $8.85
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($97,124,561 divided by 11,136,529 shares)                                            $8.72
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividend                                                                       $  1,564,324
-------------------------------------------------------------------------------------------
Interest                                                                            335,274
-------------------------------------------------------------------------------------------
Securities lending                                                                  151,455
-------------------------------------------------------------------------------------------
Total investment income                                                           2,051,053

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,594,087
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      376,310
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    15,294
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,278
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               243,052
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               976,153
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                81,705
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                51,967
-------------------------------------------------------------------------------------------
Other                                                                               193,794
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,538,640
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (71,824)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,466,816
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,415,763)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (15,724,022)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,619,003
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and futures contracts during the year                                           (70,263,687)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (84,368,706)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(85,784,469)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       October 31         April 30
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                $   (1,415,763)  $   (2,400,530)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (14,105,019)      49,743,068
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (70,263,687)       6,672,828
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       (85,784,469)      54,015,366
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --      (22,363,609)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --      (27,877,883)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --       (1,285,760)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (2,237,044)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --       (1,237,320)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     195,462,034      206,263,105
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          109,677,565      205,276,855

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   399,994,969      194,718,114
--------------------------------------------------------------------------------------------------
End of period (including accumulated
net investment loss of $1,415,763
and $--, respectively)                                               $509,672,534     $399,994,969
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                   Six months
                                      ended                               For the period
Per-share                           October 31                             June 1, 1998+
operating performance              (Unaudited)     Year ended April 30     to April 30
----------------------------------------------------------------------------------------
                                        2001         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.18        $9.38        $8.07        $8.50
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)        (.04)        (.06)         .03(d)
----------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  (1.48)        2.64         1.37         (.43)(e)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.49)        2.60         1.31         (.40)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From return
of capital                                --           --           --         (.03)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.80)          --           --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.69       $10.18        $9.38        $8.07
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.64)*      27.85        16.23        (4.73)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $190,055     $167,930      $90,219      $62,900
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .57*        1.17         1.20         1.15* (d)
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.14)*       (.40)        (.67)         .30* (d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 63.55*      220.96       272.09       272.40*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended April 30, 1999.

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                  Six months
                                     ended                              For the period
Per-share                         October 31                            June 29, 1998+
operating performance            (Unaudited)     Year ended April 30     to April 30
----------------------------------------------------------------------------------------
                                      2001         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.96        $9.28        $8.03        $8.40
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)               (.05)        (.12)        (.13)        (.02)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                (1.44)        2.60         1.38         (.34)(e)
----------------------------------------------------------------------------------------
Total from
investment operations                (1.49)        2.48         1.25         (.36)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From return
of capital                              --           --           --         (.01)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          --        (1.80)          --           --
----------------------------------------------------------------------------------------
Net asset value,
end of period                        $8.47        $9.96        $9.28        $8.03
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (14.96)*      26.80        15.57        (4.27)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $193,523     $165,011      $94,738      $84,777
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .95*        1.92         1.95         1.69* (d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)             (.52)*      (1.14)       (1.42)        (.34)* (d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)               63.55*      220.96       272.09       272.40*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended April 30, 1999.

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                      ended                 For the period
Per-share                           October 31  Year ended  July 26, 1999+
operating performance              (Unaudited)    April 30   to April 30
---------------------------------------------------------------------------
                                        2001         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.04        $9.34        $8.22
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.11)        (.11)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.45)        2.61         1.23
---------------------------------------------------------------------------
Total from
investment operations                  (1.50)        2.50         1.12
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.80)          --
---------------------------------------------------------------------------
Net asset value,
end of period                          $8.54       $10.04        $9.34
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.94)*      26.84        13.63*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $17,637      $11,315       $1,971
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .95*        1.92         1.50*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.51)*      (1.11)       (1.16)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 63.55*      220.96       272.09
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                            October 31                           June 29, 1998+
operating performance               (Unaudited)    Year ended April 30     to April 30
----------------------------------------------------------------------------------------
                                        2001         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.02        $9.32        $8.05        $8.40
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.09)        (.11)        (.01)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  (1.44)        2.59         1.38         (.32)(e)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.48)        2.50         1.27         (.33)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From return
of capital                                --           --           --         (.02)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.80)          --           --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.54       $10.02        $9.32        $8.05
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.77)*      26.90        15.78        (3.98)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,333      $12,368       $7,790       $4,408
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .82*        1.67         1.70         1.48* (d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.40)*       (.88)       (1.18)        (.13)* (d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 63.55*      220.96       272.09       272.40*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended April 30, 1999.

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                    Six months
                                      ended    For the period
Per-share                            Oct. 31     Oct. 2, 2000+
operating performance              (Unaudited)    to April 30
--------------------------------------------------------------
                                        2001         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $10.20       $12.42
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (loss)(a)           --(d)        --(d)
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.48)        (.42)
--------------------------------------------------------------
Total from
investment operations                  (1.48)        (.42)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized gain
on investments                            --        (1.80)
--------------------------------------------------------------
Net asset value,
end of period                          $8.72       $10.20
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.51)*      (3.25)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $97,125      $43,371
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .45*         .53*
--------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .01*        (.05)*
--------------------------------------------------------------
Portfolio turnover (%)                 63.55*      220.96
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Capital Opportunities Fund ("the fund") is one of a series of Putnam Investment Funds ("the trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes offer above-average growth prospects or are under-valued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to Putnam CollegeAdvantage as well as defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2001, the value of securities loaned amounted to $61,173,155. The fund received cash collateral of $64,094,971 which is pooled with collateral of other Putnam funds into 48 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended October 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended October 31, 2001, the fund's expenses were reduced by $71,824 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $798 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended October 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $89,049 and $1,875 from the sale of class A and class M shares, respectively, and received $109,350 and $1,861 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2001, Putnam Retail Management, acting as underwriter received $13,553 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $488,957,762 and $296,352,971, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,277,279        $102,761,799
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            10,277,279         102,761,799

Shares
repurchased                                 (4,904,836)        (48,664,343)
---------------------------------------------------------------------------
Net increase                                 5,372,443        $ 54,097,456
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,585,262        $146,302,110
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,146,732          21,703,461
---------------------------------------------------------------------------
                                            15,731,994         168,005,571

Shares
repurchased                                 (8,844,679)        (94,117,728)
---------------------------------------------------------------------------
Net increase                                 6,887,315        $ 73,887,843
---------------------------------------------------------------------------

                                         Six months ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,487,286        $103,806,565
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            10,487,286         103,806,565

Shares
repurchased                                 (4,215,342)        (40,576,245)
---------------------------------------------------------------------------
Net increase                                 6,271,944        $ 63,230,320
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,253,242        $132,499,475
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,684,205          26,627,317
---------------------------------------------------------------------------
                                            14,937,447         159,126,792

Shares
repurchased                                 (8,572,747)        (85,413,001)
---------------------------------------------------------------------------
Net increase                                 6,364,700        $ 73,713,791
---------------------------------------------------------------------------

                                         Six months ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,369,839         $13,713,999
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,369,839          13,713,999

Shares
repurchased                                   (431,306)         (4,289,416)
---------------------------------------------------------------------------
Net increase                                   938,533         $ 9,424,583
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,320,676         $14,197,135
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  112,106           1,121,056
---------------------------------------------------------------------------
                                             1,432,782          15,318,191

Shares
repurchased                                   (516,395)         (5,365,198)
---------------------------------------------------------------------------
Net increase                                   916,387         $ 9,952,993
---------------------------------------------------------------------------

                                         Six months ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    605,621         $ 6,122,678
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               605,621           6,122,678

Shares
repurchased                                   (511,766)         (4,573,180)
---------------------------------------------------------------------------
Net increase                                    93,855         $ 1,549,498
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,521,136        $ 16,986,886
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  217,578           2,171,430
---------------------------------------------------------------------------
                                             1,738,714          19,158,316

Shares
repurchased                                 (1,341,092)        (13,861,831)
---------------------------------------------------------------------------
Net increase                                   397,622        $  5,296,485
---------------------------------------------------------------------------

                                         Six months ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,332,386        $ 80,563,972
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             8,332,386          80,563,972

Shares
repurchased                                 (1,448,853)        (13,403,795)
---------------------------------------------------------------------------
Net increase                                 6,883,533        $ 67,160,177
---------------------------------------------------------------------------

                                            For the period October 2, 2000
                                              (commencement of operations)
                                                         to April 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,497,098         $46,002,405
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  123,109           1,237,320
---------------------------------------------------------------------------
                                             4,620,207          47,239,725

Shares
repurchased                                   (367,211)         (3,827,732)
---------------------------------------------------------------------------
Net increase                                 4,252,996         $43,411,993
---------------------------------------------------------------------------


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Justin Scott
Vice President

Joseph P. Joseph
Vice President and Fund Manager

Sandeep Mehta
Vice President and Fund Manager

Gerald I. Moore
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA068-76351  2II  12/01

PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Capital Opportunities Fund
Supplement to semiannual Report dated 10/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 10/31/01

                                                       NAV
6 month                                              -14.51%
1 year                                               -16.62
Life of fund (since class A inception, 6/1/98)        21.27
Annual average                                         5.78

Share value:                                           NAV
4/30/01                                              $10.20
10/31/01                                              $8.72
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                    --         --             --              --
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
Mid Cap
Value Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

We are pleased to note that in one of the most difficult market environments in memory, Putnam Mid Cap Value Fund's management team sought to hold losses to a minimum during the first half of fiscal 2002. The performance not only stands as a testament to the fund's strategy of investing in reasonably valued companies but also to the team's ability to select stocks with promising prospects.

It is also important to point out that despite the challenges presented by a slowing economy and exacerbated in the aftermath of September 11, the managers maintained their focus on the fund's long-term objectives and their strict adherence to the fund's disciplined investment process.

In the following report, the team presents a detailed discussion of the fund's performance during the first half of fiscal 2002 and offers its views of prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Thomas J. Hoey
Edward T. Shadek

The six months ended October 31, 2001, encompassed a volatile period for Putnam Mid Cap Value Fund. An aggressive series of interest-rate cuts by the Federal Reserve Board appeared to have stymied the U.S. economic slowdown. The September 11 terrorist attacks, however, heightened the risk of recession at home, while economic and political uncertainty in other parts of the world was amplified considerably. During September, investments across the board saw their values significantly diminished, and those in your fund's portfolio were no exception. Nonetheless, your fund's commitment to investing in solid companies at compelling valuations allowed it to post better returns at NAV than its benchmark index (please see page 6 for details).

Total return for 6 months ended 10/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -5.98%  -11.36%  -6.34%  -11.01%  -6.28%  -7.21%   -6.17%   -9.47%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* THREE-PILLAR STRATEGY KEY TO FUND'S SUCCESS

The key to your fund's relative success lies primarily in its overall investment strategy. Your fund's management team takes into account a specific set of criteria before making any investment. The first factor we consider is the size of the company. We typically invest in mid-cap companies that have achieved a market capitalization of between $1 billion and $12 billion, and have a relatively well- established position within their respective industries.

Once we have determined that a company falls within the mid-cap range, our next step is to examine it through the lens of our investment philosophy, which involves three basic concepts. The first is value. As value investors, we are constantly searching for quality companies whose shares are selling at depressed prices.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                             7.6%

Electronics                         5.8%

Commercial and
consumer services                   5.0%

Retail                              4.9%

Chemicals                           4.3%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.

These companies generally are selling at low multiples because they are currently experiencing some problem. When we select such a stock, we are confident that the problem can be solved over time. The companies we choose also tend to have strong positions in their industries and healthy balance sheets.

The second principal of our three-pillared investment strategy involves opportunity. The fund is designed to be versatile. When opportunities present themselves in any sector of the market, your fund will invest in them. Through diversification, the management team seeks to maximize the fund's exposure to these opportunities.

The third defining concept is keeping a long-term time-horizon. Stocks selected for your fund's portfolio are typically held for at least a year, as opposed to just a few months. Our objective is to invest in solid businesses, not simply to trade stocks for possible short-term gains. As a result, we advise our shareholders to remain patient as well, and to stay focused on the fund's longer-term objectives and performance, rather than dwelling on short-term returns.

* DECLINE IN EQUITY MARKETS ALLOWED FOR PORTFOLIO UPGRADE

Since early 2000 and throughout most of the reporting period, the market has favored value stocks as a whole over growth stocks. This trend continued until late September, and helped your fund avoid the substantial losses most growth investors experienced over the same period. Year to date, the Russell Midcap Value Index, your fund's benchmark, posted a loss of -9.77%, while your fund's class A shares at net asset value recorded a loss of -5.98%.

The turnover rate within the fund's portfolio, which was low to begin with, decreased even further during the reporting period because of the exceptionally low levels at which many of its holdings were trading. We made few sales in September and October in the belief that the stock prices simply did not reflect the true value of the companies. While this philosophy of patience can sometimes result in disappointing short-term returns, our commitment to long-term investing has been rewarded in the past and we believe the fund's current holdings will benefit when the equity markets begin to recover.


"There was direct correlation between the Nasdaq going down last year and value stocks catching fire."

-- David Dreman, chairman of Dreman Value Advisors as quoted on CNN
   Money, October 17, 2001

The balancing of the fund's portfolio with regard to sector weightings should also prove beneficial. Currently, the fund is overweighted in technology, transportation, and consumer cyclicals, while it is underweighted in utilities and health care, two traditionally defensive sectors. This weighting detracted slightly from performance during the semiannual period, since it is a relatively aggressive stance designed to take advantage of an expected market recovery. While the events of September 11 have certainly delayed this recovery, we currently plan to maintain our aggressive stance in order to capitalize on the recovery when it does begin.

In fact, we have taken this opportunity to initiate positions in certain quality companies that are industry leaders in currently out-of-favor sectors. We recently added some names from the hard-hit technology sector, including Jabil Circuits, a contract manufacturer; Micron Technology, which manufactures DRAM; and Novellus Systems, a semiconductor equipment manufacturer. We believe these companies have the potential to benefit as the technology industry and the economy as a whole begin the recovery process. A holding we sold over the period, on the other hand, is Northrop Grumman Corporation, a defense contractor. It performed well during the semiannual period, and we locked in some of our profits by scaling back the fund's position.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Harte-Hanks, Inc.
Advertising and marketing services

Telephone and Data Systems, Inc.
Telecommunications

Avery Dennison Corp.
Chemicals

Kellogg Co.
Food

Clorox Co.
Consumer goods

T Rowe Price Group, Inc.
Investment banking/Brokerage

Tribune Co.
Publishing

Newfield Exploration Co.
Oil and gas

Herman Miller, Inc.
Office equipment and supplies

Becton, Dickinson and Co.
Medical technology

Footnote reads:
These holdings represent 12.7% of the fund's net assets as of 10/31/01. Portfolio holdings will vary over time.


* FUND POSITIONED TO BENEFIT FROM RECOVERY IN 2002

While economic recovery has been postponed, we believe it most likely will begin within the next several months. The Fed has continued its aggressive monetary easing policy and, we feel, will continue to cut interest rates should the need arise. In addition, it is likely the government will provide significant fiscal stimulus in the coming months, a move that should help expedite the recovery process.

There are a number of economic indications that market conditions will eventually improve. As of the close of the reporting period, the U.S. market was already 18 months into a bear market and recent sell-offs have driven much of the speculation out of market valuations, both of which we view as positive. Historically, the stock market has been cyclical in nature. We firmly believe our commitment to value, opportunity, and long-term potential will enable your fund to benefit as the economy returns to a period of growth and corporations return to profitability.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future.

This fund invests all or a portion of its assets in midsize companies. Such investments increase the risk of greater price fluctuations.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Mid Cap Value Fund seeks capital appreciation by investing in mid-capitalization stocks similar to those in the Russell Midcap Value Index.



TOTAL RETURN FOR PERIODS ENDED 10/31/01

                       Class A               Class B             Class C              Class M
(inception dates)     (11/1/99)            (1/16/01)            (1/16/01)            (1/16/01)
                    NAV       POP        NAV      CDSC        NAV      CDSC        NAV       POP
--------------------------------------------------------------------------------------------------
6 months           -5.98%   -11.36%     -6.34%   -11.01%     -6.28%   -7.21%      -6.17%    -9.47%
--------------------------------------------------------------------------------------------------
1 year              9.80      3.45       9.02      4.23       9.00     8.04        9.35      5.50
--------------------------------------------------------------------------------------------------
Life of fund       36.14     28.29      34.17     30.17      34.14    34.14       34.91     30.19
Annual average     16.68     13.27      15.83     14.09      15.82    15.82       16.15     14.10
--------------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/01

                        Russell Midcap          Consumer
                         Value Index           price index
-------------------------------------------------------------------
6 months                   -9.77%                0.45%
-------------------------------------------------------------------
1 year                     -1.38                 2.13
-------------------------------------------------------------------
Life of fund               10.31                 5.65
Annual average              5.02                 2.78
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 6-month, 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect. Without the expense limitation, total returns would have been lower. For a portion of these periods, the fund was offered on a limited basis and had limited assets.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/01

                    Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------
Distributions
(number)               2               2               2               2
-------------------------------------------------------------------------------
Income              $0.050          $0.022          $0.019          $0.030
-------------------------------------------------------------------------------
Capital gains         --              --              --              --
-------------------------------------------------------------------------------
  Total             $0.050          $0.022          $0.019          $0.030
-------------------------------------------------------------------------------
Share value:      NAV      POP        NAV             NAV        NAV      POP
-------------------------------------------------------------------------------
4/30/01         $10.71   $11.36     $10.70          $10.69     $10.70   $11.09
-------------------------------------------------------------------------------
10/31/01         10.02    10.63      10.00           10.00      10.01    10.37
-------------------------------------------------------------------------------



TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                       Class A              Class B              Class C             Class M
(inception dates)     (11/1/99)            (1/16/01)            (1/16/01)           (1/16/01)
                    NAV       POP        NAV      CDSC        NAV      CDSC       NAV       POP
------------------------------------------------------------------------------------------------
6 months           -2.80%    -8.36%     -3.18%   -8.01%      -3.20%   -4.17%     -3.10%    -6.45%
------------------------------------------------------------------------------------------------
1 year             11.32      4.90      10.52     5.66       10.49     9.52      10.74      6.88
------------------------------------------------------------------------------------------------
Life of fund       32.07     24.45      30.14    26.14       30.12    30.12      30.73     26.16
Annual average     15.59     12.07      14.71    12.86       14.70    14.70      14.98     12.86
------------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.
Performance data reflect an expense limitation currently or previously in effect. Without the expense limitation, total returns would have been lower. For a portion of these periods, the fund was offered on a limited basis and had limited assets.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. The stocks are also members of the Russell 1000 Value Index. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
October 31, 2001 (Unaudited)

COMMON STOCKS (97.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (2.3%)
-------------------------------------------------------------------------------------------------------------------
            152,600 Harte-Hanks, Inc.                                                                 $   3,555,580
             80,300 Interpublic Group of Companies, Inc.                                                  1,802,735
                                                                                                      -------------
                                                                                                          5,358,315

Aerospace and Defense (0.6%)
-------------------------------------------------------------------------------------------------------------------
             14,200 Northrop Grumman Corp.                                                                1,419,290

Airlines (1.7%)
-------------------------------------------------------------------------------------------------------------------
             54,200 Delta Air Lines, Inc.                                                                 1,239,012
             64,200 FedEx Corp. (NON)                                                                     2,637,336
                                                                                                      -------------
                                                                                                          3,876,348

Automotive (2.2%)
-------------------------------------------------------------------------------------------------------------------
             28,300 BorgWarner Automotive, Inc.                                                           1,208,976
             94,900 Dana Corp.                                                                            1,020,175
             45,300 Donaldson Company, Inc.                                                               1,429,215
             43,600 Lear Corp. (NON)                                                                      1,338,520
                                                                                                      -------------
                                                                                                          4,996,886

Banking (7.6%)
-------------------------------------------------------------------------------------------------------------------
             40,600 City National Corp.                                                                   1,664,600
             36,400 Comerica, Inc.                                                                        1,677,676
             52,000 Commerce Bancshares, Inc.                                                             1,886,040
             72,800 Cullen/Frost Bankers, Inc.                                                            1,962,688
             37,700 First Virginia Banks, Inc.                                                            1,703,286
             83,700 Fulton Financial Corp.                                                                1,834,704
             37,700 Marshall & Ilsley Corp.                                                               2,210,728
             31,800 Northern Trust Corp.                                                                  1,605,582
             52,900 People's Bank                                                                         1,152,162
             41,400 Zions Bancorporation                                                                  1,983,888
                                                                                                      -------------
                                                                                                         17,681,354

Beverage (1.7%)
-------------------------------------------------------------------------------------------------------------------
             36,800 Adolf Coors Co. Class B                                                               1,830,800
            116,000 Coca-Cola Enterprises, Inc.                                                           2,128,600
                                                                                                      -------------
                                                                                                          3,959,400

Biotechnology (1.7%)
-------------------------------------------------------------------------------------------------------------------
             66,400 Applera Corp.-Applied Biosystems Group                                                1,937,552
             59,100 Waters Corp. (NON)                                                                    2,097,459
                                                                                                      -------------
                                                                                                          4,035,011

Building Materials (1.1%)
-------------------------------------------------------------------------------------------------------------------
            104,500 Sherwin Williams Co.                                                                  2,545,620

Cable Television (0.4%)
-------------------------------------------------------------------------------------------------------------------
             30,200 Cablevision Systems Corp. Class A (NON)                                               1,034,350

Chemicals (4.3%)
-------------------------------------------------------------------------------------------------------------------
             65,800 Avery Dennison Corp.                                                                  3,046,540
             56,800 Cytec Industries, Inc. (NON)                                                          1,359,224
             66,600 Ecolab, Inc.                                                                          2,342,988
             66,800 Great Lakes Chemical Corp.                                                            1,416,828
             54,600 Rohm & Haas Co.                                                                       1,772,862
                                                                                                      -------------
                                                                                                          9,938,442

Commercial and Consumer Services (5.0%)
-------------------------------------------------------------------------------------------------------------------
             78,500 Catalina Marketing Corp. (NON)                                                        2,170,525
             92,400 Manpower, Inc.                                                                        2,638,944
             43,200 R. R. Donnelley & Sons Co.                                                            1,101,600
             87,700 Robert Half International, Inc. (NON)                                                 1,809,251
            201,000 ServiceMaster Co. (The)                                                               2,180,850
             37,900 Tech Data Corp. (NON)                                                                 1,617,951
                                                                                                      -------------
                                                                                                         11,519,121

Communications Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
             63,400 Scientific-Atlanta, Inc.                                                              1,323,158

Computers (0.8%)
-------------------------------------------------------------------------------------------------------------------
            220,700 Quantum Corp. (NON)                                                                   1,860,501

Conglomerates (0.7%)
-------------------------------------------------------------------------------------------------------------------
             48,300 Textron, Inc.                                                                         1,528,695

Consumer Goods (2.4%)
-------------------------------------------------------------------------------------------------------------------
             81,400 Clorox Co.                                                                            2,905,980
             81,500 Estee Lauder Companies, Inc. (The) Class A                                            2,628,375
                                                                                                      -------------
                                                                                                          5,534,355

Distribution (0.8%)
-------------------------------------------------------------------------------------------------------------------
            141,500 Ingram Micro, Inc. Class A (NON)                                                      1,811,200

Electric Utilities (2.9%)
-------------------------------------------------------------------------------------------------------------------
             52,300 Consolidated Edison, Inc.                                                             2,065,327
             91,500 Edison International                                                                  1,300,215
             84,300 OGE Energy Corp.                                                                      1,825,938
             57,500 Reliant Energy, Inc.                                                                  1,607,125
                                                                                                      -------------
                                                                                                          6,798,605

Electronics (5.8%)
-------------------------------------------------------------------------------------------------------------------
            166,800 Advanced Micro Devices, Inc. (NON)                                                    1,641,312
            130,200 American Power Conversion Corp. (NON)                                                 1,675,674
             84,200 Arrow Electronics, Inc. (NON)                                                         2,058,690
            116,700 Avnet, Inc.                                                                           2,407,521
             87,400 Jabil Circuit, Inc. (NON)                                                             1,852,880
             86,800 Micron Technology, Inc. (NON)                                                         1,975,568
             64,300 Molex, Inc.                                                                           1,860,199
                                                                                                      -------------
                                                                                                         13,471,844

Energy (1.6%)
-------------------------------------------------------------------------------------------------------------------
             63,600 Tidewater, Inc.                                                                       1,921,992
             57,100 Transocean Sedco Forex, Inc.                                                          1,721,565
                                                                                                      -------------
                                                                                                          3,643,557

Engineering & Construction (0.8%)
-------------------------------------------------------------------------------------------------------------------
             44,500 Martin Marietta Materials, Inc.                                                       1,776,440

Financial (0.6%)
-------------------------------------------------------------------------------------------------------------------
             35,100 Intuit, Inc. (NON)                                                                    1,411,722

Food (3.0%)
-------------------------------------------------------------------------------------------------------------------
             71,300 Campbell Soup Co.                                                                     2,013,512
             91,400 ConAgra, Inc.                                                                         2,093,060
             96,600 Kellogg Co.                                                                           2,946,300
                                                                                                      -------------
                                                                                                          7,052,872

Health Care Services (1.5%)
-------------------------------------------------------------------------------------------------------------------
             88,900 IMS Health, Inc.                                                                      1,899,793
             14,400 Wellpoint Health Networks, Inc. (NON)                                                 1,606,896
                                                                                                      -------------
                                                                                                          3,506,689

Household Furniture and Appliances (1.7%)
-------------------------------------------------------------------------------------------------------------------
             58,200 Ethan Allen Interiors, Inc.                                                           1,862,982
             76,800 Maytag Corp.                                                                          2,141,184
                                                                                                      -------------
                                                                                                          4,004,166

Insurance (3.1%)
-------------------------------------------------------------------------------------------------------------------
             20,200 Chubb Corp. (The)                                                                     1,379,660
             39,600 Jefferson-Pilot Corp.                                                                 1,637,460
             56,500 Mercury General Corp.                                                                 2,454,925
             72,100 UnumProvident Corp.                                                                   1,617,203
                                                                                                      -------------
                                                                                                          7,089,248

Investment Banking/Brokerage (2.1%)
-------------------------------------------------------------------------------------------------------------------
             35,500 Bear Stearns Companies, Inc. (The)                                                    1,917,000
            102,200 T Rowe Price Group, Inc.                                                              2,837,072
                                                                                                      -------------
                                                                                                          4,754,072

Leisure (0.6%)
-------------------------------------------------------------------------------------------------------------------
            102,300 Callaway Golf Co.                                                                     1,461,867

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------------------------------------------
             60,500 Marriott International, Inc. Class A                                                  1,895,465

Machinery (2.1%)
-------------------------------------------------------------------------------------------------------------------
             53,900 Dover Corp.                                                                           1,776,005
             40,300 Ingersoll-Rand Co.                                                                    1,503,190
             45,400 Parker-Hannifin Corp.                                                                 1,629,860
                                                                                                      -------------
                                                                                                          4,909,055

Medical Technology (1.1%)
-------------------------------------------------------------------------------------------------------------------
             73,900 Becton, Dickinson and Co.                                                             2,645,620

Metals (2.1%)
-------------------------------------------------------------------------------------------------------------------
            178,300 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                    1,979,130
             61,900 Newmont Mining Corp.                                                                  1,436,080
             52,900 Phelps Dodge Corp.                                                                    1,534,100
                                                                                                      -------------
                                                                                                          4,949,310

Natural Gas Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------
             61,400 NICOR, Inc.                                                                           2,387,846

Office Equipment & Supplies (1.7%)
-------------------------------------------------------------------------------------------------------------------
            130,300 Herman Miller, Inc.                                                                   2,755,845
             33,800 Pitney Bowes, Inc.                                                                    1,239,108
                                                                                                      -------------
                                                                                                          3,994,953

Oil & Gas (3.0%)
-------------------------------------------------------------------------------------------------------------------
             80,300 Newfield Exploration Co. (NON)                                                        2,795,243
             81,200 Unocal Corp.                                                                          2,614,640
             53,200 USX-Marathon Group                                                                    1,467,788
                                                                                                      -------------
                                                                                                          6,877,671

Paper & Forest Products (2.2%)
-------------------------------------------------------------------------------------------------------------------
             68,900 Mead Corp.                                                                            1,849,276
             40,200 Sealed Air Corp. (NON)                                                                1,609,608
            109,600 Smurfit-Stone Container Corp. (NON)                                                   1,623,176
                                                                                                      -------------
                                                                                                          5,082,060

Photography/Imaging (2.1%)
-------------------------------------------------------------------------------------------------------------------
             58,900 Eastman Kodak Co.                                                                     1,506,073
            180,400 Ikon Office Solutions, Inc.                                                           1,748,076
            223,900 Xerox Corp.                                                                           1,567,300
                                                                                                      -------------
                                                                                                          4,821,449

Publishing (3.7%)
-------------------------------------------------------------------------------------------------------------------
             37,000 Gannett Co., Inc.                                                                     2,338,400
             29,200 Knight-Ridder, Inc.                                                                   1,642,500
             33,200 McGraw-Hill Companies, Inc. (The)                                                     1,745,656
             92,600 Tribune Co.                                                                           2,796,520
                                                                                                      -------------
                                                                                                          8,523,076

Railroads (1.2%)
-------------------------------------------------------------------------------------------------------------------
             62,700 Burlington Northern Santa Fe Corp.                                                    1,684,749
             34,900 CSX Corp.                                                                             1,176,130
                                                                                                      -------------
                                                                                                          2,860,879

Real Estate (3.8%)
-------------------------------------------------------------------------------------------------------------------
             63,500 Boston Properties, Inc. (R)                                                           2,244,725
            140,000 Catellus Development Corp. (NON)                                                      2,408,000
             66,700 Equity Residential Properties Trust (R)                                               1,730,865
             68,700 Post Properties, Inc. (R)                                                             2,333,052
                                                                                                      -------------
                                                                                                          8,716,642

Restaurants (1.1%)
-------------------------------------------------------------------------------------------------------------------
             85,900 Outback Steakhouse, Inc. (NON)                                                        2,478,215

Retail (4.9%)
-------------------------------------------------------------------------------------------------------------------
            157,100 Circuit City Stores-Circuit City Group                                                2,155,412
            155,800 Limited, Inc. (The)                                                                   1,737,170
             51,400 May Department Stores Co.                                                             1,616,530
            155,100 Office Depot, Inc. (NON)                                                              2,109,360
             31,900 Payless Shoesource, Inc. (NON)                                                        1,685,915
             50,500 Sears, Roebuck & Co.                                                                  1,957,885
                                                                                                      -------------
                                                                                                         11,262,272

Semiconductor (1.9%)
-------------------------------------------------------------------------------------------------------------------
             64,000 Novellus Systems, Inc. (NON)                                                          2,113,920
             99,300 Teradyne, Inc. (NON)                                                                  2,288,865
                                                                                                      -------------
                                                                                                          4,402,785

Shipping (0.5%)
-------------------------------------------------------------------------------------------------------------------
             53,300 CNF Transportation, Inc.                                                              1,177,397

Software (1.3%)
-------------------------------------------------------------------------------------------------------------------
             99,000 BMC Software, Inc. (NON)                                                              1,491,930
             32,400 Zebra Technology Corp. (NON)                                                          1,492,668
                                                                                                      -------------
                                                                                                          2,984,598

Technology Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
             49,700 Computer Sciences Corp. (NON)                                                         1,784,727
            174,200 Symbol Technologies, Inc.                                                             2,238,470
                                                                                                      -------------
                                                                                                          4,023,197

Telecommunications (2.1%)
-------------------------------------------------------------------------------------------------------------------
             55,400 CenturyTel, Inc.                                                                      1,750,640
             36,400 Telephone and Data Systems, Inc.                                                      3,199,560
                                                                                                      -------------
                                                                                                          4,950,200

Textiles (0.8%)
-------------------------------------------------------------------------------------------------------------------
             37,700 Nike, Inc.                                                                            1,860,872

Trucks & Parts (0.9%)
-------------------------------------------------------------------------------------------------------------------
             67,800 Navistar International Corp.                                                          2,034,000
                                                                                                      -------------
                    Total Common Stocks (cost $240,909,160)                                           $ 226,230,690

SHORT-TERM INVESTMENTS (5.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         4,857,603 Short-term investments held as collateral for loaned securities with yields ranging from 2.19% to 3.93%
                    and due dates from November 2, 2001 to
                    December 26, 2001. (d)                                                            $   4,847,890
          8,750,000 Interest in $500,000,000 joint tri-party repurchase agreement dated October 31, 2001 with
                    Credit Suisse First Boston due November 1, 2001
                    with respect to various U.S. Government
                    obligations--maturity value of $8,750,637
                    for an effective yield of 2.62%.                                                      8,750,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $13,597,890)                                   $  13,597,890
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $254,507,050) (b)                                         $ 239,828,580
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $231,773,922.

  (b) The aggregate identified cost on a tax basis is $249,893,578, resulting in gross unrealized appreciation and depreciation of $8,941,414 and $19,006,412, respectively, or net unrealized depreciation of $10,064,998.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See footnote E to the financial statements.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $4,714,028
of securities on loan (identified cost $254,507,050) (Note 1)                  $239,828,580
-------------------------------------------------------------------------------------------
Dividends and other receivables                                                     117,393
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,252,727
-------------------------------------------------------------------------------------------
Total assets                                                                    241,198,700

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                     50,533
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,639,217
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          249,046
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        340,607
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          118,582
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           983
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            756
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              113,434
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                4,847,890
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               63,730
-------------------------------------------------------------------------------------------
Total liabilities                                                                 9,424,778
-------------------------------------------------------------------------------------------
Net assets                                                                     $231,773,922

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $245,851,976
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (407,244)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                             1,007,660
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (14,678,470)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $231,773,922

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($121,223,422 divided by 12,092,924 shares)                                          $10.02
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.02)*                              $10.63
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($93,678,293 divided by 9,363,696 shares) **                                         $10.00
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($12,001,513 divided by 1,199,789 shares) **                                         $10.00
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,870,694 divided by 486,654 shares)                                               $10.01
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.01)*                              $10.37
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2001 (Unaudited)
Investment income:
-----------------------------------------------------------------------------------
Dividends                                                              $  1,388,410
-----------------------------------------------------------------------------------
Interest                                                                    123,653
-----------------------------------------------------------------------------------
Securities lending                                                            6,049
-----------------------------------------------------------------------------------
Total investment income                                                   1,518,112

Expenses:
-----------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                            585,537
-----------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                              172,942
-----------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                             4,475
-----------------------------------------------------------------------------------
Administrative services (Note 2)                                              4,686
-----------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                       115,371
-----------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                       319,839
-----------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                        42,214
-----------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                        12,748
-----------------------------------------------------------------------------------
Other                                                                       113,451
-----------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                              (44,611)
-----------------------------------------------------------------------------------
Total expenses                                                            1,326,652
-----------------------------------------------------------------------------------
Expense reduction (Note 2)                                                   (4,321)
-----------------------------------------------------------------------------------
Net expenses                                                              1,322,331
-----------------------------------------------------------------------------------
Net investment income                                                       195,781
-----------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                            556,251
-----------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period            (17,722,169)
-----------------------------------------------------------------------------------
Net loss on investments                                                 (17,165,918)
-----------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                   $(16,970,137)
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                             Six months ended        Year ended
                                                                   October 31          April 30
                                                                        2001*              2001
-----------------------------------------------------------------------------------------------
Increase in net assets
-----------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------
Net investment income                                          $    195,781         $   135,028
-----------------------------------------------------------------------------------------------
Net realized gain on investments                                    556,251             811,234
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments       (17,722,169)          2,941,547
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                 (16,970,137)          3,887,809
-----------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
-----------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                         (444,572)           (120,618)
-----------------------------------------------------------------------------------------------
   Class B                                                         (133,494)            (33,651)
-----------------------------------------------------------------------------------------------
   Class C                                                          (15,225)             (7,222)
-----------------------------------------------------------------------------------------------
   Class M                                                           (9,795)             (3,152)
-----------------------------------------------------------------------------------------------
From net realized gain on investments
   Class A                                                               --            (523,834)
-----------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)               157,666,209          84,635,832
-----------------------------------------------------------------------------------------------
Total increase in net assets                                    140,092,986          87,835,164

Net assets
-----------------------------------------------------------------------------------------------
Beginning of period                                              91,680,936           3,845,772
-----------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income and undistributed net
investment income of $407,244 and $61, respectively)           $231,773,922         $91,680,936
-----------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                           October 31   Year ended   Nov. 1, 1999+
operating performance              (Unaudited)     April 30   to April 30
---------------------------------------------------------------------------
                                        2001         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.71        $9.24        $8.50
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (a)(d)             .03          .10          .05
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.67)        2.69          .74
---------------------------------------------------------------------------
Total from
investment operations                   (.64)        2.79          .79
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.05)        (.11)        (.05)
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.21)          --
---------------------------------------------------------------------------
Total distributions                     (.05)       (1.32)        (.05)
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.02       $10.71        $9.24
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.98)*      32.38         9.38*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $121,223      $55,220       $3,846
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .63*        1.08          .50*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)             .30*        1.29          .62*
---------------------------------------------------------------------------
Portfolio turnover (%)                 31.88*      108.14        48.32*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses for the fund for the periods ended October 31, 2001, April 30, 2001 and April 30, 2000 reflect a reduction of $--, $0.05 and $0.03 per class A share, respectively.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
--------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                            October 31 Jan. 16, 2001+
operating performance               (Unaudited)  to April 30
--------------------------------------------------------------
                                        2001         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $10.70       $10.03
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (loss)(a)(d)      (.01)          --(e)
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.67)         .69
--------------------------------------------------------------
Total from
investment operations                   (.68)         .69
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.02)        (.02)
--------------------------------------------------------------
Total distributions                     (.02)        (.02)
--------------------------------------------------------------
Net asset value,
end of period                         $10.00       $10.70
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 (6.34)*       6.90*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $93,678      $30,166
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.00*         .58*
--------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(d)            (.10)*        .05*
--------------------------------------------------------------
Portfolio turnover (%)                 31.88*      108.14
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses for the fund for the periods ended October 31, 2001 and April 30, 2001 reflect a reduction of $-- and $0.01 per class B share, respectively.

(e) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                    Six months
                                      ended     For the period
Per-share                           October 31  Jan. 16, 2001+
operating performance               (Unaudited)  to April 30
--------------------------------------------------------------
                                        2001         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $10.69       $10.03
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (loss)(a)(d)      (.01)          --(e)
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.66)         .68
--------------------------------------------------------------
Total from
investment operations                   (.67)         .68
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.02)        (.02)
--------------------------------------------------------------
Total distributions                     (.02)        (.02)
--------------------------------------------------------------
Net asset value,
end of period                         $10.00       $10.69
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 (6.28)*       6.81*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $12,002       $4,654
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.00*         .58*
--------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(d)            (.09)*        .05*
--------------------------------------------------------------
Portfolio turnover (%)                 31.88*      108.14
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses for the fund for the periods ended October 31, 2001 and April 30, 2001 reflect a reduction of $-- and $0.01 per class C share, respectively.

(e) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                            October 31 Jan. 16, 2001+
operating performance               (Unaudited)  to April 30
--------------------------------------------------------------
                                        2001         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $10.70       $10.03
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(d)              --(e)       .01
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.66)         .68
--------------------------------------------------------------
Total from
investment operations                   (.66)         .69
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.03)        (.02)
--------------------------------------------------------------
Total distributions                     (.03)        (.02)
--------------------------------------------------------------
Net asset value,
end of period                         $10.01       $10.70
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 (6.17)*       6.92*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,871       $1,641
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .88*         .51*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)             .03*         .14*
--------------------------------------------------------------
Portfolio turnover (%)                 31.88*      108.14
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses for the fund for the periods ended October 31, 2001 and April 30, 2001 reflect a reduction of $-- and $0.02 per class M share, respectively.

(e) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Mid Cap Value Fund ("the fund") is one of a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2001, the value of securities loaned amounted to $4,714,028. The fund received cash collateral of $4,847,890 which is pooled with collateral of other Putnam funds into 48 issuers of high grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended October 31, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through April 30, 2002, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC and payments under the trust's distribution plans) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2001, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended October 31, 2001, the fund's expenses were reduced by $4,321 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $588 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended October 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $138,764 and $3,044 from the sale of class A and class M shares, respectively, and received $42,209 and $536 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2001, Putnam Retail Management, acting as underwriter received $829 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $205,677,483 and $52,518,527, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,036,761        $ 97,261,970
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   41,602             410,681
---------------------------------------------------------------------------
                                             9,078,363          97,672,651

Shares
repurchased                                 (2,141,849)        (22,462,311)
---------------------------------------------------------------------------
Net increase                                 6,936,514        $ 75,210,340
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,466,217         $56,576,188
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,078              19,844
---------------------------------------------------------------------------
                                             5,468,295          56,596,032

Shares
repurchased                                   (728,161)         (7,409,964)
---------------------------------------------------------------------------
Net increase                                 4,740,134         $49,186,068
---------------------------------------------------------------------------

                                         Six months ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,603,750        $ 81,527,311
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   11,888             117,316
---------------------------------------------------------------------------
                                             7,615,638          81,644,627

Shares
repurchased                                 (1,072,241)        (10,981,296)
---------------------------------------------------------------------------
Net increase                                 6,543,397        $ 70,663,331
---------------------------------------------------------------------------

                                           For the period January 16, 2001
                                              (commencement of operations)
                                                         to April 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,927,516         $30,371,518
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        3                  26
---------------------------------------------------------------------------
                                             2,927,519          30,371,544

Shares
repurchased                                   (107,220)         (1,090,015)
---------------------------------------------------------------------------
Net increase                                 2,820,299         $29,281,529
---------------------------------------------------------------------------

                                         Six months ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,014,491         $10,898,689
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,272              12,577
---------------------------------------------------------------------------
                                             1,015,763          10,911,266

Shares
repurchased                                   (251,223)         (2,700,180)
---------------------------------------------------------------------------
Net increase                                   764,540         $ 8,211,086
---------------------------------------------------------------------------

                                           For the period January 16, 2001
                                              (commencement of operations)
                                                         to April 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    452,033          $4,736,340
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               452,033           4,736,340

Shares
repurchased                                    (16,784)           (169,956)
---------------------------------------------------------------------------
Net increase                                   435,249          $4,566,384
---------------------------------------------------------------------------

                                         Six months ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    437,125          $4,693,332
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      934               9,233
---------------------------------------------------------------------------
                                               438,059           4,702,565

Shares
repurchased                                   (104,822)         (1,121,113)
---------------------------------------------------------------------------
Net increase                                   333,237          $3,581,452
---------------------------------------------------------------------------

                                           For the period January 16, 2001
                                              (commencement of operations)
                                                         to April 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    208,570          $2,164,569
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               208,570           2,164,569

Shares
repurchased                                    (55,153)           (562,718)
---------------------------------------------------------------------------
Net increase                                   153,417          $1,601,851
---------------------------------------------------------------------------


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas J. Hoey
Vice President and Fund Manager

Edward T. Shadek
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA075-76261  2OV  12/01



Putnam
Global
Aggressive
Growth Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

In this period of almost unprecedented global economic adversity, it is important for investors to maintain a long-term focus. As Putnam Global Aggressive Growth Fund's managers observe in their report for the fiscal year ended October 31, 2001, reasons for optimism lie beyond today's troubled environment.

We share that view because we have learned from experience that the effects of near-term events such as today's worldwide economic slowdown and related market disruptions have almost always diminished as time cast them in a broader perspective.

On the following pages, your fund's managers discuss performance during the fiscal year just ended and lay out the reasons for their optimism in the coming months. We believe you will find the report to be compelling reading.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Stephen P. Dexter
Roland Gillis
Peter J. Hadden
Robert Swift
Richard B. Weed

During Putnam Global Aggressive Growth Fund's 2001 fiscal year, which ended on October 31, 2001, global financial markets experienced historic adversity. The U.S. economy finally slowed after one of its longest expansions in history, contracting dramatically between July and September. Japan's recession began in the spring and Europe, which had started the year strongly, also slumped. Equities generally fell and the growth equities your fund favors experienced some of the biggest declines as pessimistic investors pushed down price multiples. As the year closed, the United States was engaged in military action in response to the tragic terrorist attacks of September 11. While it is impossible to predict the long-term ramifications this war will have on the economy, we nevertheless see reasons for optimism with regard to the global markets. Although your fund declined during the fiscal period, its return since inception remained substantial.

Total return for 12 months ended 10/31/01

       Net asset value       Public offering price
-----------------------------------------------------------------------
           -52.17%                 -54.92%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 9.

* SLUMP IN TECHNOLOGY SPENDING PROMPTED RE-POSITIONING

The challenge that we faced early in the fiscal year was that computer and communications equipment companies were not achieving the sales and profit growth that we and many other investors had anticipated. Earnings disappointments proliferated in a wide range of industries -- semiconductors, computers, wireless telephones, and networking equipment, to name a few. Because of the global integration of these industries, most global markets were affected.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail                    7.5%

Commercial and
consumer services         6.5%

Software                  6.3%

Medical
technology                6.1%

Health-care
services                  5.5%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.


We applied our research efforts to discerning the severity and duration of the slump in demand for technology and decided to lower our expectations for many holdings in the technology and communications sectors. By the middle of the fiscal year, we had reduced the fund's concentrations in these sectors and diversified the portfolio more broadly. We favored health-care stocks in several global markets. In the United States, we also favored media stocks. Among international stocks, we found a number of attractive opportunities in the consumer staples, financial, and energy industries.

Thanks to this repositioning, the fund's performance in the second half of the year was less volatile than it was in the first half, even as difficulties persisted for the technology and communications sectors. Although stocks in these areas rallied in April and May, toward the end of the fiscal year they sank to the low levels they had reached last March. As the fiscal year ended on October 31, the market had not yet begun to anticipate a recovery in technology spending. However, our diversification into other sectors helped contribute to a strengthening of performance just before the end of the fiscal year.

* STRATEGY IS UNCHANGED, BUT OPPORTUNITIES ARE MORE DIVERSE

The repositioning of the fund has in no way diminished its profile as an aggressive growth portfolio focused on global small- and mid-cap stocks. Our stock selection criteria remain the same. The primary characteristic we seek in a prospective holding is a change to projected earnings growth. We want to own stocks with rising earnings projections, and we regularly reevaluate and consider selling holdings that are experiencing downward revisions. We also examine closely the quality of a company's earnings: we favor companies with smooth trends in earnings rather than those whose earnings are marked by ups and downs. We also try to steer clear of companies showing profit jumps that result from changes in accounting practices. In addition, we consider valuations and price momentum in order to identify stocks with less price risk.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

NVIDIA Corp.
United States
Software

Websense, Inc.
United States
Software

NETIQ Corp.
United States
Software

Mylan Laboratories, Inc.
United States
Pharmaceuticals

Coventry Health Care, Inc.
United States
Health care services

Tech Data Corp.
United States
Commercial and consumer services

NVR, Inc.
United States
Homebuilding

Global Marine, Inc.
United States
Energy

Maytag Corp.
United States
Home furniture and appliances

Mercury Computer Systems, Inc.
United States
Technology

Footnote reads:
These holdings represent 12.2% of the fund's net assets as of 10/31/01. Portfolio holdings will vary over time.


As just noted, in previous years we have found stocks that meet these criteria primarily within the technology and communications sectors. However, in the past year, we have found them in a number of other sectors. Currently, the fund's largest weightings are in the health-care and technology sectors, but it also has significant exposure to media, consumer cyclical, financial, and consumer staples stocks.

Among holdings whose prospects we find particularly attractive are JJB Sports in the United Kingdom, a retailer of athletic apparel and equipment. JJB has almost no competitors in its home market and it is exploiting this advantage to grow rapidly and profitably. Another holding we favor is Metro, a Canadian food distributor.

In the United States, two of our favorite holdings are Coventry Health, a health-care service provider that operates HMOs, PPOs, and point-of-service plans, and Mylan Labs, which supplies equipment for medical diagnostic testing.

While the fund is underweight in technology, we see strong potential in two holdings: NVIDIA, a company that makes high-speed graphic cards for computers, and Affiliated Computer Services, a vendor that helps big companies manage their computer networks and web sites. NVIDIA enjoys strong demand from both consumers and businesses. Consumers use their high-speed graphic cards for playing computer games, while professionals rely on them for the graphics needed to design advanced products such as semiconductors and protein molecules.

* SMALL CAPS OFFERED REFUGE FROM GLOBAL SLOWDOWN

While the aggressive growth stocks your fund emphasizes were out of favor during the past year, other elements of its mandate -- its focus on smaller companies and its flexibility to invest globally -- were beneficial. Although small companies generally had a disappointing year, we were able to find many companies that were somewhat insulated from global trends and more focused on local business niches. Many of these companies demonstrated their ability to grow even while their home economies were stagnant or declining.

Japan, where economic conditions have been the worst, was actually home to some of the fund's best performers. As more and more Japanese companies have restructured to improve their competitiveness, they have begun laying off workers. One of the fund's holdings, Drake Beam Morin, profits from this trend by providing outplacement consulting.

Another shift in the Japanese labor market is bringing more housewives into office jobs. As a result, more husbands and children are buying box lunches supplied by fund holding Plenus, which has strategic retail locations in Tokyo's bustling railway stations.

A U.S. holding that has appreciated steadily during this difficult period is H&R Block, the income tax service. The company has steadily generated higher return on equity for many years. Block's growth prospects remain strong as the U.S. tax code continues to increase in complexity. The company has also expanded into financial planning services that make its business less seasonal.

* IMPROVEMENT IS LIKELY AS ECONOMIES RECOVER

As we start the 2002 fiscal year, we believe that markets are on firmer footing and that growth stocks are likely to be the top beneficiaries from a turnaround. The stimulus from expansionary fiscal and monetary policies in the United States, Europe, and, to a lesser extent, Japan, is likely to improve conditions globally in the year ahead. It might take several months to confirm that the contraction has ended, but eventually we expect markets to focus on the advantages of accelerating growth and low interest rates. Historically, such conditions have been quite favorable for growth stocks. The fund is positioned in stocks that can do well while conditions remain weak but can also benefit from the effects of a broad global upswing.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuation.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Aggressive Growth Fund is designed for investors seeking capital appreciation through a globally diversified equity portfolio.

TOTAL RETURN FOR PERIODS ENDED 10/31/01

                                             Salomon
                                           Smith Barney     Consumer
                                          Extended Market    price
                       NAV        POP      Growth Index      index
-------------------------------------------------------------------------------
1 year               -52.17%    -54.92%      -30.70%         2.13%
-------------------------------------------------------------------------------
Life of fund
(since 5/6/98)        90.08      79.12       -12.06          9.29
Annual average        20.21      18.18        -3.60          2.57
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For all of the periods, the fund was offered on a limited basis and had limited assets. Performance data reflect an expense limitation currently in effect. Without it, total returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION* 12 MONTHS ENDED 10/31/01

-------------------------------------------------------------------------------
Share value:                      NAV        POP
-------------------------------------------------------------------------------
10/31/00                        $29.31     $31.10
-------------------------------------------------------------------------------
10/31/01                         14.02      14.88
-------------------------------------------------------------------------------
*The fund made no distributions during the period.


TOTAL RETURN FOR PERIODS ENDED 09/30/01(most recent calendar quarter)

                                            Salomon
                                          Smith Barney     Consumer
                                         Extended Market    price
                         NAV       POP    Growth Index      index
-------------------------------------------------------------------------------
1 year                -59.64%    -61.96%    -39.52%         2.65%
-------------------------------------------------------------------------------
Life of fund
(since 5/6/98)         82.22      71.71     -17.62          9.66
Annual average         19.24      17.18      -5.51          2.73
-------------------------------------------------------------------------------
Past performance is no assurance of future results. More recent returns may be more or less than those shown.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/6/98

               Fund's class A       Salomon Smith Barney      Consumer price
Date            shares at POP          Extended Market            index

5/6/98              9,450                 10,000                  10,000
12/31/98           11,297                  9,422                  10,117
12/31/99           41,830                 13,292                  10,388
12/31/00           28,964                 11,411                  10,738
10/31/01          $17,912                 $8,794                 $10,929

Footnote reads:
Past performance is no assurance of future results. See page 9 for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.


COMPARATIVE BENCHMARKS

Salomon Smith Barney Extended Market Growth Index is an unmanaged list of global equity securities, with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam Global Aggressive Growth Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Aggressive Growth Fund (the "fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 5, 2001




THE FUND'S PORTFOLIO
October 31, 2001

COMMON STOCKS (98.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (0.5%)
-------------------------------------------------------------------------------------------------------------------
             10,065 Brickworks, Ltd.                                                                  $      30,410
              1,095 CSL, Ltd.                                                                                27,792
                                                                                                      -------------
                                                                                                             58,202

Belgium (1.1%)
-------------------------------------------------------------------------------------------------------------------
              5,043 Mobistar SA (NON)                                                                        59,036
              1,420 Umicore                                                                                  53,476
                                                                                                      -------------
                                                                                                            112,512

Canada (3.4%)
-------------------------------------------------------------------------------------------------------------------
              2,241 Cott Corp. (NON)                                                                         31,464
              6,331 Kingsway Financial Services, Inc. (NON)                                                  63,130
              2,523 Metro, Inc. Class A                                                                      61,385
              4,250 Molson, Inc. Class A                                                                     65,632
              2,064 Open Text Corp. (NON)                                                                    53,272
              2,700 Penn West Petroleum, Ltd. (NON)                                                          67,564
              1,442 St. Lawrence Cement Group, Inc. Class A                                                  17,906
                                                                                                      -------------
                                                                                                            360,353

Denmark (0.5%)
-------------------------------------------------------------------------------------------------------------------
              1,453 Danske Traelast                                                                          16,700
              1,607 Novozymes AS Class B                                                                     32,467
                                                                                                      -------------
                                                                                                             49,167

Finland (0.7%)
-------------------------------------------------------------------------------------------------------------------
              2,800 M-real OYJ Class B                                                                       17,370
                850 Orion-Yhtymae OYJ Class B                                                                14,467
              4,572 Sampo OYJ Class A                                                                        41,171
                                                                                                      -------------
                                                                                                             73,008

France (2.3%)
-------------------------------------------------------------------------------------------------------------------
                398 Alliance et Gestion Commerciale (Algeco)                                                 26,450
                 67 Daussault Aviation SA                                                                    18,396
                251 Eiffage SA                                                                               15,053
                258 Hermes International                                                                     32,805
                444 Neopost SA                                                                               13,194
                796 Rodriguez Group                                                                          35,625
                441 Royal Canin SA                                                                           52,460
                871 Vinci SA                                                                                 52,550
                                                                                                      -------------
                                                                                                            246,533

Germany (3.6%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Debitel AG                                                                               14,498
              1,050 IM Internationalmedia AG (NON)                                                           19,100
              3,754 JC Decaux SA (NON)                                                                       28,734
              1,493 Merck KGaA                                                                               51,761
              1,347 MLP AG                                                                                   89,154
              3,500 ProSiebenSat.1 Media AG                                                                  18,123
                975 Rhoen Klinikum AG                                                                        47,850
              1,833 Suess MicroTec AG (NON)                                                                  40,770
              1,692 Wella AG                                                                                 73,364
                                                                                                      -------------
                                                                                                            383,354

Hong Kong (2.1%)
-------------------------------------------------------------------------------------------------------------------
             14,500 ASM Pacific Technology                                                                   20,264
             40,000 Beijing Enterprises Holdings, Ltd.                                                       49,746
            242,000 Brilliance China Automotive                                                              49,023
              4,800 Dah Sing Financial Group                                                                 20,801
             40,000 Esprit Holdings, Ltd.                                                                    42,053
             39,000 SmarTone Telecommunications Holdings, Ltd.                                               44,002
                                                                                                      -------------
                                                                                                            225,889

Ireland (0.4%)
-------------------------------------------------------------------------------------------------------------------
              4,909 DCC PLC (NON)                                                                            45,753

Italy (2.4%)
-------------------------------------------------------------------------------------------------------------------
              2,875 Banca Popolare di Verona                                                                 22,809
             16,612 ERG SpA                                                                                  57,293
              1,750 Finmatica SpA                                                                            25,009
             15,335 Parmalat Finanziaria SpA                                                                 41,013
             11,589 Pirelli SpA                                                                              17,845
              2,052 Recordati SPA                                                                            38,398
              6,483 Saipem SpA                                                                               32,050
                644 Tod's SpA                                                                                24,647
                                                                                                      -------------
                                                                                                            259,064

Japan (10.4%)
-------------------------------------------------------------------------------------------------------------------
              2,110 Argo 21 Corp.                                                                            37,928
              1,760 Circle K Japan Co. Ltd.                                                                  48,605
                700 Colin Corp.                                                                              64,058
              1,200 CSK Corp.                                                                                30,493
                100 Drake Beam Morin Japan, Inc.                                                              9,560
              1,950 Eneserve Corp.                                                                           70,104
                500 Futaba Corp.                                                                             11,990
              1,100 Goldcrest Co., Ltd.                                                                      62,195
              4,000 JSR Corp.                                                                                24,446
              2,000 Kagome Co., Ltd.                                                                         19,119
              2,000 Kikkoman Corp.                                                                           11,929
              2,000 Kyorin Pharmaceutical Co., Ltd.                                                          53,926
              9,000 Makita Corp.                                                                             48,460
              2,300 Megachips Corp.                                                                          64,458
              1,000 Mikuni Coca-Cola Bottling Co., Ltd.                                                       9,551
              3,000 Mimasu Semiconductor Industry Co., Ltd.                                                  28,066
              2,000 Mori Seiki Co., Ltd.                                                                     13,759
                400 Moshi Moshi Hotline, Inc.                                                                39,873
                400 NEC Soft, Ltd. (NON)                                                                     36,441
                  5 NET One Systems Co., Ltd.                                                                75,987
              5,000 Nihon Unisys, Ltd.                                                                       29,332
                500 Nissin Healthcare Food Service Co., Ltd. (NON)                                           17,771
              1,800 Plenus Co., Ltd.                                                                         88,390
              2,000 Q.P. Corp.                                                                               18,727
                500 Sammy Corp.                                                                              14,339
              1,300 Sanyo Electric Credit Co., Ltd.                                                          37,707
              1,300 Square Co., Ltd.                                                                         21,031
                 42 Starbucks Coffee Japan, Ltd. (NON)                                                       24,742
              1,200 T. Hasegawa Co., Ltd.                                                                    14,501
              2,600 Toppan Forms Co., Ltd.                                                                   50,985
              6,000 Toyama Chemical Co., Ltd. (NON)                                                          25,296
                300 Venture Link Co., Ltd.                                                                   16,545
                                                                                                      -------------
                                                                                                          1,120,314

Luxembourg (0.4%)
-------------------------------------------------------------------------------------------------------------------
              1,976 Thiel Logistik AG (NON)                                                                  37,065

Netherlands (1.3%)
-------------------------------------------------------------------------------------------------------------------
              2,375 ASM International, NV (NON)                                                              37,491
                435 Draka Holding NV                                                                         16,883
              2,466 Hagemeyer NV                                                                             35,308
              2,097 Van der Moolen Holding NV                                                                50,513
                                                                                                      -------------
                                                                                                            140,195

Norway (0.4%)
-------------------------------------------------------------------------------------------------------------------
              3,168 Smedvig ASA Class A                                                                      26,407
                950 Tandberg ASA (NON)                                                                       17,068
                                                                                                      -------------
                                                                                                             43,475

Singapore (0.8%)
-------------------------------------------------------------------------------------------------------------------
             19,500 Delgro Corp., Ltd.                                                                       25,980
             74,000 SIA Engineering Co.                                                                      43,007
             40,000 Singapore Maritime, Ltd.                                                                 16,668
                                                                                                      -------------
                                                                                                             85,655

Spain (4.1%)
-------------------------------------------------------------------------------------------------------------------
              1,877 Aceralia Corp. Siderurgica SA                                                            21,753
              7,551 Autopistas Concesionaria Espanola SA                                                     69,493
              1,405 Catalana Occidente SA                                                                    25,304
                575 Cementos Portland SA                                                                     14,498
             46,900 CIR-Compagnie Industriali Riunite SpA                                                    37,968
              4,507 Grupo Dragados SA                                                                        54,750
              3,453 Grupo Ferrovial SA                                                                       64,054
              3,850 Indra Sistemas SA Class A                                                                29,469
              3,985 Sociedad General de Aguas de Barcelona SA                                                50,598
             10,955 Vallehermoso SA                                                                          70,140
                                                                                                      -------------
                                                                                                            438,027

Sweden (0.4%)
-------------------------------------------------------------------------------------------------------------------
              1,178 Nobel Biocare AB                                                                         44,877

Switzerland (1.1%)
-------------------------------------------------------------------------------------------------------------------
              1,100 Clariant AG                                                                              17,892
                 63 Givaudan SA                                                                              19,298
                 25 Schindler Holding AG                                                                     34,537
                616 Swatch Group AG (The) Class B                                                            47,739
                                                                                                      -------------
                                                                                                            119,466

Taiwan (0.3%)
-------------------------------------------------------------------------------------------------------------------
            115,000 Winbond Electronics Corp.                                                                37,145

United Kingdom (9.2%)
-------------------------------------------------------------------------------------------------------------------
             10,694 Aggreko PLC                                                                              53,496
             11,092 Airtours PLC                                                                             30,486
              8,439 Amersham PLC                                                                             74,491
              2,829 Atkins (WS) PLC (NON)                                                                    22,709
              8,459 Capita Group PLC                                                                         53,510
              5,883 Davis Service Group PLC                                                                  32,525
              6,639 De La Rue PLC                                                                            50,010
              5,325 Debenhams PLC                                                                            27,877
              2,122 Enterprise Oil PLC                                                                       15,398
              1,958 Exel PLC                                                                                 19,533
             22,143 First Choice Holidays PLC                                                                32,542
              5,322 Geest PLC                                                                                52,395
              7,317 Homestyle Group PLC                                                                      33,358
              5,854 JJB Sports PLC                                                                           38,521
             43,800 London Scottish Bank PLC                                                                 68,789
              3,986 Luminar PLC                                                                              47,444
              6,256 Matalan PLC                                                                              32,933
              7,900 Meggitt Holdings PLC                                                                     17,060
              2,954 Next PLC                                                                                 37,330
              8,761 Northern Rock PLC                                                                        73,256
             12,273 Smith & Nephew PLC                                                                       69,025
              9,760 Taylor Nelson Sofres PLC                                                                 26,386
              6,968 Torex PLC                                                                                67,662
              3,855 Victrex PLC                                                                              14,183
                                                                                                      -------------
                                                                                                            990,919

United States (52.8%)
-------------------------------------------------------------------------------------------------------------------
              1,340 Affiliated Computer Services, Inc. Class A (NON)                                        117,987
              3,200 AmeriCredit Corp. (NON)                                                                  49,600
                810 AmerisourceBergen Corp.                                                                  51,484
              3,200 Anixter International, Inc. (NON)                                                        79,360
              2,300 Argosy Gaming Co. (NON)                                                                  66,769
             10,500 Avant Corp. (NON)                                                                       106,155
              1,400 Barr Laboratories, Inc. (NON)                                                           101,920
              5,900 Beverly Enterprises, Inc. (NON)                                                          44,191
              1,325 Brown & Brown, Inc.                                                                      76,055
              1,600 CACI International, Inc. (NON)                                                           99,536
              4,600 Calpine Corp. (NON)                                                                     113,850
             10,600 Chesapeake Energy Corp. (NON)                                                            76,850
              1,500 Commonwealth Telephone Enterprises, Inc. (NON)                                           64,245
              6,000 Coventry Health Care, Inc. (NON)                                                        128,640
              5,900 DaVita, Inc. (NON)                                                                      107,380
              2,400 DENTSPLY International, Inc.                                                            107,976
              2,400 Diagnostic Products Corp.                                                               105,840
              2,000 Education Management Corp. (NON)                                                         69,000
              3,500 ENSCO International, Inc.                                                                69,300
              4,100 Federated Investors, Inc.                                                               107,010
              2,400 First Horizon Pharmaceutical Corp. (NON)                                                 63,240
              4,700 General Communication, Inc. Class A (NON)                                                54,614
              7,700 Global Marine, Inc. (NON)                                                               123,970
              2,500 Greater Bay Bancorp                                                                      56,975
              3,000 H&R Block, Inc.                                                                         102,240
              3,900 Helmerich & Payne, Inc.                                                                 118,287
              5,000 HON INDUSTRIES, Inc.                                                                    120,350
              2,400 Hughes Supply, Inc.                                                                      56,688
              2,000 Intuit, Inc. (NON)                                                                       80,440
              2,100 ITT Educational Services, Inc. (NON)                                                     79,926
              1,300 IVAX Corp. (NON)                                                                         26,715
              6,700 Key Energy Services, Inc. (NON)                                                          58,290
              1,700 Kita Kyushu Coca-Cola Bottling                                                           35,697
              2,000 Kronos, Inc. (NON)                                                                      114,780
              4,400 Maytag Corp.                                                                            122,672
              2,100 Mentor Corp.                                                                             58,632
              2,600 Mercury Computer Systems, Inc. (NON)                                                    122,616
              1,700 Metro One Telecommunications (NON)                                                       51,255
              2,900 Mid Atlantic Medical Services, Inc. (NON)                                                53,795
              3,200 Moody's Corp.                                                                           111,104
              3,500 Mylan Laboratories, Inc.                                                                129,045
              3,300 National Data Corp. (NON)                                                               116,160
              4,100 NBTY, Inc. (NON)                                                                         34,973
              4,900 NETIQ Corp. (NON)                                                                       137,935
              4,000 North Fork Bancorporation, Inc.                                                         111,600
              3,500 NVIDIA Corp. (NON)                                                                      150,010
                800 NVR, Inc. (NON)                                                                         126,640
              4,200 Oxford Health Plans, Inc. (NON)                                                          98,952
              9,000 PETsMART, Inc. (NON)                                                                     70,290
              2,800 Photronics, Inc. (NON)                                                                   69,496
              6,300 PSS World Medical, Inc. (NON)                                                            56,889
              6,200 Rambus, Inc. (NON)                                                                       50,406
              3,000 Sabre Holdings Corp. (NON)                                                               78,900
              5,800 SICOR, Inc. (NON)                                                                       108,750
              2,900 Sybron Dental Specialties, Inc. (NON)                                                    59,450
              3,500 T. Rowe Price Group, Inc.                                                                97,160
              2,570 TCF Financial Corp.                                                                     107,940
              3,000 Tech Data Corp. (NON)                                                                   128,070
              1,200 Technitrol, Inc.                                                                         29,856
              8,900 Ticketmaster Class B (NON)                                                              121,396
              2,000 United Stationers, Inc. (NON)                                                            56,100
              5,800 Websense, Inc. (NON)                                                                    140,940
              2,280 Westwood One, Inc. (NON)                                                                 54,241
              3,300 Whole Foods Market, Inc. (NON)                                                          114,675
              2,100 Zale Corp. (NON)                                                                         60,102
                                                                                                      -------------
                                                                                                          5,665,410
                                                                                                      -------------
                    Total Common Stocks (cost $10,288,319)                                            $  10,536,383

SHORT-TERM INVESTMENTS (8.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           710,388 Short-term investments held as collateral
                    for loaned securities with yields ranging
                    from 2.19% to 3.93% and due dates
                    ranging from November 2, 2001 to
                    December 26, 2001. (d)                                                                  708,968
            224,000 Interest in $500,000,000 joint repurchase
                    agreement dated October 31, 2001
                    with Credit Suisse First Boston due
                    November 1, 2001 with respect to
                    various U.S. Government obligations --
                    maturity value of $224,016 for an
                    effective yield of 2.62%                                                                224,000
                                                                                                      -------------
                    Total Short-Term Investments
                    (cost $932,968)                                                                   $     932,968
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $11,221,287) (b)                                          $  11,469,351
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $10,727,719.

  (b) The aggregate identified cost on a tax basis is $11,332,306, resulting in gross unrealized appreciation and depreciation of $778,454 and $641,409, respectively, or net unrealized appreciation of $137,045.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  (d) See footnote F to the financial statements.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $683,740 of
securities on loan (identified cost $11,221,287) (Note 1)                       $11,469,351
-------------------------------------------------------------------------------------------
Cash                                                                                    562
-------------------------------------------------------------------------------------------
Foreign currency (cost $6,166)                                                        6,134
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                    12,680
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  450
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       87,172
-------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                     27,946
-------------------------------------------------------------------------------------------
Total assets                                                                     11,604,295

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     45,361
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              100
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          115,569
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                        2,043
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  708,968
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                4,532
-------------------------------------------------------------------------------------------
Total liabilities                                                                   876,576
-------------------------------------------------------------------------------------------
Net assets                                                                      $10,727,719

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $25,937,134
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                             (1,106)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (15,456,265)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        247,956
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $10,727,719

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($10,727,719 divided by 765,385 shares)                                              $14.02
-------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $14.02)*                                      $14.88
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $18,931)                                       $   128,064
-------------------------------------------------------------------------------------------
Interest                                                                             20,698
-------------------------------------------------------------------------------------------
Securities lending                                                                    1,498
-------------------------------------------------------------------------------------------
Total investment income                                                             150,260

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    154,648
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      296,730
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    2,736
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         71
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               7,630
-------------------------------------------------------------------------------------------
Auditing                                                                             35,558
-------------------------------------------------------------------------------------------
Other                                                                                 7,953
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by manager (Note 2)                                     (267,489)
-------------------------------------------------------------------------------------------
Total expenses                                                                      237,837
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (3,651)
-------------------------------------------------------------------------------------------
Net expenses                                                                        234,186
-------------------------------------------------------------------------------------------
Net investment loss                                                                 (83,926)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (11,294,240)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                         (18,901)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                    7,703
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                       (2,640,514)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (13,945,952)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(14,029,878)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended October 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                  $    (83,926)    $   (298,209)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                         (11,313,141)      (4,113,134)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies           (2,632,811)         470,488
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (14,029,878)      (3,940,855)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --       (1,793,199)
--------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --          (25,597)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital
share transactions (Note 4)                                            (5,845,889)      28,589,123
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (19,875,767)      22,829,472

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                      30,603,486        7,774,014
--------------------------------------------------------------------------------------------------
End of year (including accumulated net investment
loss of $1,106 and $--, respectively)                                 $10,727,719      $30,603,486
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  May 6, 1998+
operating performance                       Year ended October 31          to October 31
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.31       $22.72        $7.87        $8.50
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)(b)              (.10)        (.36)        (.12)        (.02)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (15.19)       11.36(e)     14.97         (.61)
----------------------------------------------------------------------------------------
Total from
investment operations                 (15.29)       11.00        14.85         (.63)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (4.35)          --           --
----------------------------------------------------------------------------------------
In excess of net realized gain on
investments                               --         (.06)          --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (4.41)          --           --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.02       $29.31       $22.72        $7.87
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                (52.17)       48.67       188.69        (7.41)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,728      $30,603       $7,774       $1,962
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)            1.45         1.45         1.45          .71*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(b)            (.51)       (1.04)        (.80)        (.29)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                205.40       206.00       312.75       150.43*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $.31, $.15, $.13, and $.10 per share for the periods ended October 31, 2001, 2000, 1999 and 1998, respectively (Note 2).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001

Note 1
Significant accounting policies

Putnam Global Aggressive Growth Fund (the "fund") is a series of Putnam Investment Funds ("the trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks traded in securities markets located in a number of foreign countries and in the United States.

The fund offers class A shares which are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2001, the value of securities loaned amounted to $683,740. The fund received cash collateral of $708,968 which is pooled with collateral of other Putnam funds into 48 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At October 31, 2001, the fund had a capital loss carryover of approximately $15,336,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 3,408,000    October 31, 2008
    11,928,000    October 31, 2009

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, realized and unrealized gains and losses on passive foreign investment companies, and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2001, the fund reclassified $82,820 to decrease accumulated net investment loss and $91,980 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $9,160. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion, and 0.67% thereafter. Prior to January 11, 2001, the fee was based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2002, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC, and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2001, the fund's expenses were reduced by $3,651 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets attributable to class A shares. The Trustees currently have not approved payments under the plan.

For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received no net commissions from the sale of shares. A deferred sales charge of up to 1% is assessed on certain redemptions of shares. For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $33,329,758 and $38,588,112, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    104,850         $ 1,960,573
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               104,850           1,960,573

Shares
repurchased                                   (383,557)         (7,806,462)
---------------------------------------------------------------------------
Net decrease                                  (278,707)        $(5,845,889)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    981,612        $ 38,171,305
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   62,891           1,818,796
---------------------------------------------------------------------------
                                             1,044,503          39,990,101

Shares
repurchased                                   (342,612)        (11,400,978)
---------------------------------------------------------------------------
Net increase                                   701,891        $ 28,589,123
---------------------------------------------------------------------------

At October 31, 2001, Putnam Investments, LLC owned 271,158 shares of the fund (35.4% of shares outstanding), valued at $3,801,635.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Stephen P. Dexter
Vice President and Fund Manager

Roland Gillis
Vice President and Fund Manager

Peter J. Hadden
Vice President and Fund Manager

Robert Swift
Vice President and Fund Manager

Richard B. Weed
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Aggressive Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


76257  21H  12/01